SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the section titled “TCW Galileo Asia Pacific Equities Fund” at page 11, Anish Mathew is deleted as a Fund portfolio manager and Yung Yu Ming is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 31, Anish Mathew is deleted and the following individual is added:

Yung Yu Ming	Senior Portfolio Manager of SGAM Singapore since September 2005. From 2002, he was Fund Manager of Fortune REIT with ARA Asset Management (Singapore) Limited. Previously, Mr. Ming was an Associate Director with UBS Warburg.

October 24, 2005 GALiip 10/2005